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                          ONE GROUP(R) INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                      Supplement dated February 29, 2000
           to Statement of Additional Information dated March 31, 1999 as Revised January 1, 2000

This supplement clarifies an investment policy of the Equity Index Portfolio. The first restriction under the section entitled INVESTMENT RESTRICTIONS in the Statement of Additional Information is restated as follows:

         Each Portfolio may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Portfolio's assets. With respect to the Equity Index Portfolio, no more than 10% of the Portfolio's assets may be invested in securities issued or guaranteed by the United States, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered securities issued or guaranteed by the United States, its agencies or instrumentalities ("Government Securities") for purposes of the Equity Index Portfolio's 10% limitation on investments in Government Securities.




                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
        WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE